                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned officer and director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ C. B. Hudson
                                         --------------------------------------
                                         C. B. Hudson
                                         Chairman, Chief Executive Officer
                                         and Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned officer of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Gary L. Coleman
                                         --------------------------------------
                                         Gary L. Coleman
                                         Executive Vice President and Chief
                                         Financial Officer
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ David L. Boren
                                         --------------------------------------
                                         David L. Boren
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Louis T. Hagopian
                                         --------------------------------------
                                         Louis T. Hagopian
                                         Director
                                         Date: December 7, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph L. Lanier, Jr.
                                         --------------------------------------
                                         Joseph L. Lanier, Jr.
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Mark S. McAndrew
                                         --------------------------------------
                                         Mark S. McAndrew
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Harold T. McCormick
                                         --------------------------------------
                                         Harold T. McCormick
                                         Director
                                         Date: December 5, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph W. Morris
                                         --------------------------------------
                                         Joseph W. Morris
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ George J. Records
                                         --------------------------------------
                                         George J. Records
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ R. K. Richey
                                         --------------------------------------
                                         R. K. Richey
                                         Director
                                         Date: December 6, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Lamar C. Smith
                                         --------------------------------------
                                         Lamar C. Smith
                                         Director
                                         Date: December 5, 2001

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS THAT:

     The undersigned director of Torchmark Corporation (the "Company") constitutes and appoints Michael J. Klyce, Gary L. Coleman, Larry M. Hutchison and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the purpose of registering additional debt securities of the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.


                                         /s/ Joseph M. Farley
                                         --------------------------------------
                                         Joseph M. Farley
                                         Director
                                         Date: December 6, 2001